Exhibit 10.20

SUPPLEMENTAL INDENTURE

dated as of October 5, 2022

among

AUNA, S.A.A.,

as Issuer

GRUPO SALUD AUNA MÉXICO, S.A. DE C.V.,

HOSPITAL Y CLÍNICA OCA, S.A. DE C.V.,

DRJ INMUEBLES, S.A. DE C.V.,

INMUEBLES JRD 2000, S.A. DE C.V.,

and

TOVLEJA HG, S.A. DE C.V.

as Supplemental Guarantors

Citibank, N.A.,

as Trustee, Registrar, Transfer Agent and Paying Agent

6.500% Senior Notes Due 2025

THIS SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), entered into as of October 5, 2022, among AUNA, S.A.A., an openly held corporation (sociedad anónima abierta) incorporated under the laws of Peru (the “Company” or the “Issuer”), GRUPO SALUD AUNA MÉXICO, S.A. DE C.V., HOSPITAL Y CLÍNICA OCA, S.A. DE C.V., DRJ INMUEBLES, S.A. DE C.V., INMUEBLES JRD 2000, S.A. DE C.V., and TOVLEJA HG, S.A. DE C.V. (together, the “Supplemental Guarantors”), CITIBANK, N.A., as trustee (the “Trustee”), Registrar, Transfer Agent and Paying Agent.

RECITALS

WHEREAS, the Issuer, the Guarantors party thereto, Citibank, N.A., as trustee, registrar, transfer agent and paying agent, entered into the Indenture, dated as of November 20, 2020 (the “Indenture”), relating to the Issuer’s 6.500% Senior Notes Due 2025 (the “Notes”);

WHEREAS, as a condition to the Trustee entering into the Indenture and the purchase of the Notes by the Holders, the Issuer and the Guarantors agreed pursuant to the Indenture to cause any Restricted Subsidiary (other than an Excluded Subsidiary) to provide guarantees in certain circumstances.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Supplemental Indenture hereby agree as follows:

Section 1. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.

Section 2. The Supplemental Guarantors, by their execution of this Supplemental Indenture, agree to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including, but not limited to, Article 8 thereof.

Section 3. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

Section 4. This Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.

Section 5. This Supplemental Indenture is an amendment supplemental to the Indenture, and the Indenture and this Supplemental Indenture will henceforth be read together.

Section 6. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture or the recitals contained herein. In the performance of its obligations hereunder, the Trustee in each of its capacities hereunder shall be provided with any rights, benefits, protections, indemnities and immunities afforded to it pursuant to the Indenture.

Section 7. Notwithstanding the provisions of Section 10.9 of the Indenture and the provisions under the Notes related to submission to jurisdiction, in connection with any action or proceeding brought against any Supplemental Guarantor arising out of or relating to this Supplemental Indenture, the Indenture, the Notes, or the transactions contemplated thereby, or for recognition or enforcement of any judgment, the parties hereto irrevocably and unconditionally (i) submit, for themselves and their property, to the exclusive jurisdiction of any New York State or United States Federal court sitting in the City of New York, (ii) agree that all claims in respect of any such action or proceeding may be heard and determined in the courts referred to in item (i) above or, to the extent permitted by Law, in the courts of its own corporate domicile, in respect of actions brought against it as a defendant and (iii) further waive their rights to any other jurisdiction to which they may be entitled by reason of its present or future domicile or otherwise. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

AUNA, S.A.A.

By:	/s/ Pedro Castillo
Name: Pedro Castillo
Title: Chief Financial Officer

GRUPO SALUD AUNA MÉXICO, S.A. DE C.V., as Supplemental Guarantor

By:	/s/ Jesús Zamora León
Name: Jesús Zamora León
Title: Authorized Representative

HOSPITAL Y CLÍNICA OCA, S.A. DE C.V., as Supplemental Guarantor

By:	/s/ Jesús Zamora León
Name: Jesús Zamora León
Title: Authorized Representative

DRJ INMUEBLES, S.A. DE C.V., as Supplemental Guarantor

By:	/s/ Jesús Zamora León
Name: Jesús Zamora León
Title: Authorized Representative

INMUEBLES JRD 2000, S.A. DE C.V., as Supplemental Guarantor

By:	/s/ Jesús Zamora León
Name: Jesús Zamora León
Title: Authorized Representative

TOVLEJA HG, S.A. DE C.V., as Supplemental Guarantor

By:	/s/ Jesús Zamora León
Name: Jesús Zamora León
Title: Authorized Representative

CITIBANK, N.A., as Trustee, Registrar, Transfer Agent and Paying Agent

By:	/s/ Eva Waite
Name: Eva Waite
Title: Senior Trust Officer